Inventories	12 Months Ended
Dec. 31, 2020
Classes Of Inventories [Abstract]
Inventories
14.	Inventories

Details of inventories consist of the following at December 31 (in thousands):

	2019	2020
Finished goods	$141,389	$167,225
Obsolete stock provision	(13,282)	(21,916)
Total inventories	$128,107	$145,309

The total cost of inventory recognized as an expense in the consolidated statements of operations was $411.7 million for the year ended December 31, 2020 (2019: $232.6 million, 2018: $87.4 million). The total provision against inventory in order to write down the balance to the net recoverable value was $21.9 million for the year ended December 31, 2020 (2019: $ 13.3 million).